Exhibit 99.1

Exhibit 99.1

Investor Day

June 2014

www.advancedemissionssolutions.com

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

SAFE HARBOR

This presentation includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding future contracts, projects, demonstrations and technologies; amount and timing of production of future RC operations and EC systems; our ability to capitalize on and expand our business to meet opportunities in our target markets and profit from our proprietary technologies; scope, timing and impact of regulations and legislation; future supply and demand; the ability of our technologies to assist our customers in complying with government regulations and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws, regulations and IRS interpretations or guidance, government funding, accounting rules, prices, economic conditions and market demand; timing of laws, regulations and any legal challenges to or repeal of them; failure of the RC facilities to produce coal that qualifies for tax credits; termination of or amendments to the contracts for RC facilities; decreases in the production of RC; failure to lease or sell the remaining RC facilities on a timely basis; our inability to ramp up operations to effectively address expected growth or awarded contracts in our target markets; inability to commercialize our technologies on favorable terms; impact of competition; availability, cost of and demand for alternative tax credit vehicles and other technologies; technical, start-up and operational difficulties; availability of raw materials and equipment; loss of key personnel; intellectual property infringement claims from third parties; seasonality and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

AGENDA (ALL TIMES ARE CENTRAL TIME)

7:30 Welcome and Introductions Graham Mattison, Investor Relations

7:45 ADA-ES and BCSI Mike Durham, President and CEO

8:45 Technology Overview Sharon Sjostrom, CTO

9:15 Break

9:45 Refined Coal Mike Durham, President and CEO

10:45 Closing Remarks Graham Mattison, Investor Relations

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

WHO WE ARE

A family of companies that has been providing emission control solutions to the power industry for more than 30 years

Portfolio of proprietary, low CAPEX technologies to meet pollution control mandates. 20 US patents issued or allowed

Customers include most of the leading electric power companies

Strong and growing cash flows from Refined Coal business through 2021 (CCS)

Emission Control business segment meeting MATS compliance market. Near-term equipment market, longer-term consumables supply market (ADA and BCSI)

Operating Companies

BCSI, LLC 100% owned ADES

ADA-ES, Inc. 100% owned ADES

© 2012-2014 Advanced Emissions Solutions, Inc.

Clean Coal Solutions, LLC 42.5% owned ADA-ES, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

FINANCIAL UPDATE

The Company continues with its accounting review and expects to file the 2013 Form 10-K in or around the fall of 2014

Additional Actions:

Appointed Chief Accounting Officer (April 2014)

Retained FTI Consulting to assist with the accounting review process and implementation of changes to ensure we will have the necessary resources to support the Company’s future needs. (April 2014)

Added additional accounting and audit expertise to the Board (May 2014)

Background

On April 24, 2014 the Company announced that it was unable to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and that the financial statements for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013 should no longer be relied upon and should be restated.

Restatement of 2013 financials is expected to show a reduction of revenue of approximately $10.8 million (with a corresponding increase in backlog) and increase in the loss before income taxes of approximately $2.3 million from those amounts previously reported. The increased loss is primarily related to the deferred recognition of the margin under the Emissions Control business segment systems and equipment contracts and the accrual of additional IRC 453a interest.

Company has made a determination to have the previously issued financial statements for the years ended December 31, 2012 and 2011 re-audited.

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

ADA-ES and BCSI

Mike Durham

www.advancedemissionssolutions.com

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Advanced Emissions Solutions, Inc.

Nasdaq: ADES

Group

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

ADA-ES, Inc. 100% owned by ADES

BCSI, LLC 100% owned by ADES

Emissions Solutions for Fossil Fueled Generation and Industry

Mercury control

Acid Gas control

SO2 control

Particulate control

Process, measurement, and optimization expertise and services

Technology development

Custom Fabricator of Material Handling Technologies and Custom Components

Acid gas control systems

Bulk material handling

Bulk storage

Water/effluent treatment

Lease and operating services

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

SOLUTIONS FROM THE COAL PILE TO THE STACK

Coal Seam Coal Pile Coal Belt Coal Bunker AIR Steam Generator SCR DeNOx Air Preheater Filter or ESP Scrubber Additive Effluents CEMS Flue Gas Desulfurization (FGD) Scrubber COAL ADDITIVE REFINED COAL CLEARCHEM TM STATIC MIXER FLUE GAS CONDITIONING DRY SORBENT INJECTION (DSI) ACTIVATED CARBON INJECTION (ACI) TECH DEMOS

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Policy & Regulatory UpdateMercury and Air Toxics Standard (MATS) created a market for two ADES Products

Activated Carbon Injection (ACI) systems for mercury control sold by ADA-ES

Dry Sorbent Injection (DSI) systems for control of acid gases sold by BCSI

April 15, 2014- The U.S. Court of Appeals for the District of Columbia (“D.C. Circuit”) broadly upheld EPA’s MATS rule

The court rejected industry arguments, saying the EPA’s decisions were necessary and reasonable.

April 29, 2014- Supreme Court overturns prior D.C. Circuit ruling vacating CSAPR

Surprise Ruling

May lead to more plant closures, or more scrubbers, but impact is very uncertain at this time

2013- EPA issues final rules regulating Greenhouse Gases from New power plants

Rule makes it highly unlikely that a new coal plant will be built

June 2, 2014- EPA issues draft rules regulating Greenhouse Gases for Existing power plants

Probably the start of a decade of litigation

Not likely to impact our business over the next 10 years

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Near Term- MATS Equipment Market

EPA’s Mercury and Air Toxics Standards (MATS) driving market for equipment used to comply

Market for equipment to meet the April 2015/2016 MATS compliance requirement remains active

ADA/BCSI has won more than $25M in equipment awards year-to-date

Approximately 1/3 of plants have received an extension to meet MATS compliance by April 2016

This is in line with industry expectations

ADA/BCSI have been awarded approximately $150M in MATS equipment

Expected $1-$2B market for consumables to control mercury starting in 2016

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

MATS Equipment Awards

Awards in Quarter Total MATS Awards

$150,000,000

$120,000,000 $90,000,000 $60,000,000 $30,000,000

$ Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2012 2012 2012 2012 2013 2013 2013 2014 2014

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

ACI AND DSI SYSTEMS

© 2012-2014 Advanced Emissions Solutions, Inc.

@BCSI, LLC. All rights reserved

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

ADA’s STANDARD ACI SYSTEM

Man-door with PRV

Level Transmitters

PAC Storage Module

Process Equipment Module

Bin Vent Filter

Feeder Room

Blower Room Electrical Room Fill Pipe

© 2012-2014 Advanced Emissions Solutions, Inc.

BCSI Keeping Industry Moving

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

BCSI IS A WHOLLY-OWNED ADES SUBSIDIARY

ADES acquired the assets of the sole proprietorship in August 2012

Total purchase price of $5 million

Design, fabrication and installation of bulk materials handling equipment and systems

Pneumatic conveying of material through air lines

Mechanical conveying

Belt and bucket systems

Screw conveying systems

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

BCSI EXPERIENCE BASE IN DRY SORBENT INJECTION

Plant testing

How much to add

Engineering

System sizing and design

Fabrication

System build

Control system and instrumentation

Design and programming

Delivery

Shipping systems

Erection

Assembling buildings and silos

Startup

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

CURRENT BCSI OFFERINGS Power Plants, Cement Kilns and Industrial Coal

Dry Sorbent, Carbon and Lime Slurry Injection

Belt and Screw Conveyors

Pug Mill Mixers

Sludge Stabilization Systems

Ash handling Systems

Waste Water/Effluent Systems

In Channel Screens and Screenings Conveyors

Lime Stabilization Systems

Belt and Screw Conveyors

Pug Mill Mixers

Grit Screws

Screenings Conveyors

Compaction Equipment

Slide Gates

Chemical Feed System

Municipal Water Systems

Carbon Injection System

Lime Softening System

Screw Conveyors

Potassium Permanganate System

Chemical Feed System

Food and Beverage Industry

Stainless Steel Belt Conveyors

Hoppers

Stainless Steel Screw Conveyors

Food Grade Fabrication

Coffee Industry

Truck Unloading Systems

Holding hoppers

Pneumatic Conveying System

Screw Conveyors

Bucket Elevators

Belt Conveyors

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

BCSI’s MCKEESPORT, PA FACILITY

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

BCSI NEW PRESIDENT, RANDY GOUNDER

Appointed in March 2014

34 Years of Manufacturing Experience

Large Steel Fabrication

Welding

Machining

Project Management

25 Years of Executive Management Experience

Experience in Nuclear Industry

Education

MBA from Tepper School of Business (Carnegie Mellon)

Mechanical Engineering Degree (University of Pittsburgh)

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Beyond Equipment

ADA advancing Cleaner Energy clean coal BCSI Keeping Industry Moving

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

COMPREHENSIVE COMPLIANCE SUPPORT

Utility boiler operators will be challenged with complying with a number of new regulations in the next few years

$1-$2B market for consumables and services

Mercury Control

Activated Carbon Injection Systems

M-Prove™ Coal Additive

Acid Gas Control

Dry Sorbent Injection Systems

Sorbent Optimization Expertise

ClearChemTM Furnace Injection

Particulate Control

RESPond™ ESP Flue Gas Conditioning

Process, Measurement and Optimization

Hg CEM Services and Training

Equipment Retrofit and Refurbishment

Static Mixer

Performance Optimization

O&M Services

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

OPPORTUNITY TO PACKAGE OFFERINGS

New Technology M-Prove CEMs Support Chemical Sales Spare Parts ADAir-Mixer TM Temp Systems service Contracts Retro-fit Health Check

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

M-PROVE TM TECHNOLOGY BENEFITS

Reduced Activated Carbon requirements ($1-$2 per ton)

Prevent loss of ash sales ($1-$2 per ton)

Applications:

Western Coals- 4 years of experience with Refined Coal

Bituminous Coals- Recent success with Refined Coal

Comparison to Bromide

Higher cost per unit, but lower volume needed >10x

We have experienced no corrosion impacts

No issues with effluent streams

No issues with waste water treatment

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

M-Prove TM Reduces AC Required TO Meet MATS

Potential Savings of $2.00/ton

© 2012-2014 Advanced Emissions Solutions, Inc.

Baseline No Additive B Additive at BL B Additive at BL+4

Hg, (Ibs/TBtu)

MATS Limit PAC Injection, (Ibs/Mmacf)

0 1 2 3 4 5 6 7 8 0 1 2 3 4 5 6

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

M-PROVE TM MARKETING APPROACH

Prove viability of technology in RC (2009-2021)

Utilities purchase ACI systems (2012-2016)

Customers enter AC supply contract (2014-2016)

MATS Compliance begins (2015/2016)

ADA Demonstrations of savings and benefits (2014-2030*)

*Patent expires in 2030

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

STATIC MIXER

Enhance mixing for dry sorbent injection

Reduced sorbent usage

Potential for improved ESP performance from temperature uniformity

ADA partnered with equipment supplier

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

CLEARCHEM

Licensee for furnace injection of micronized lime slurries

Field demonstrations show good utilization of sorbent for SO2 control

Option for boiler needing ~50% SO2 capture

Combine with duct-injection DSI for higher capture

High utilization means less burden on ESPs as compared to calcium-based DSI

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Questions & Answers

www.advancedemissionssolutions.com

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

ADA Advancing Cleaner Energy clean coal BCSI Keeping Industry Moving

Developing New Products to Advance Cleaner Energy

www.advancedemissionssolutions.com

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

ADAtion Group: Supporting ADES Growth

Existing Product Support

New Products for ADA/BCSI/CCS

Products for New Markets

Provide technical support for existing products:

Refined Coal, ACI/DSI, M-Prove technology, etc.

Develop/enhance products for ADES companies M-45-PC TM, Static Mixer, CO2 Byproduct Management, etc.

Develop products for new markets

ADA + Innovation –> ADAtion

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

ADAtion Group Structure and Approach

Customer Focus

Product Focus

Technology Focus

What are the opportunities/needs?

How BIG are the needs?

What are the barriers?

What are potential solutions?

Can we prove the solutions works?

Does anyone else own the solution?

Can we build it?

How much will it cost?

Can we build a “continuous revenue” model?

Use gating process to manage investments and keep product development on track

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Advancing Cleaner Energy

We have assembled a talented team, are monitoring high-value opportunities, and progressing with focused development efforts to support ADES growth

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Strategic Focus

Must “Advance Cleaner Energy”

Must have a component of recurring revenues

Prefer to develop and commercialize in energy area that has not been commoditized

Revenue – must be a “big” idea with the potential of > $25M/yr product revenues or > $5M/yr product margins

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Pipeline

Great Idea

Concept Development

Feasibility

Demonstration

Concept Viability

Literature/Patent/IP Search

Simple lab proof-of-concept tests

High-level market assessment

Demonstration

Commercial pilot

Market development

Business development

Feasibility

Lab-Scale experiments

Market assessment

Competitor assessment

Secure IP position

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Pipeline

Concept Development

Feasibility

Demonstration

Decision Point Considerations

Results from development efforts

Assessment of value to the company

Review of customer needs, competition, regulations, etc.

Clear Plan of Action

Go/No Go, resources required, costs, etc

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Increased Scrutiny for Coal Ash and Wastewater

TVA Kingston ash spill Dec. 2008

August 2013: North Carolina DENR files lawsuits against Duke Energy Progress Inc. and Duke Energy Carolinas, LLC for wastewater discharges at 12 power plants

May 28, 2014: Sierra Club sues LG&E over discharging wastewater from coal ash pond at Mill Creek Generating Station

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

New Regulations Pending

Coal Combustion Residuals Regulation (CCR)

Draft rule in June 2010, final rule expected in 2014

Steam Effluent Limitation Guidelines (ELG)

Sets the first federal limits on the levels of toxic metals in wastewater discharges from steam electric power plants

Draft rule in 2013

Final rule expected in late 2015

Pictures from recent ash pond spills

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Opportunities in Byproduct Management

Developing options to stabilize and utilize fly ash

Developing options to minimize effluent discharges

Targeting pilot tests within next 9 months

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Greenhouse Gases

The Environmental Protection Agency announced proposed rules on June 2, 2014 for regulating greenhouse gas emissions from existing power plants

The global warming potential of methane is 86x worse than CO2 IPCC 2013, 20-year basis

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

CO2 Capture Development

Developing proprietary solid sorbent capture technology to capture CO2 from flue gas in conventional coal-fired boilers

DOE and industry funding:

Phase I — $3.8 million, R&D at 1 KWe scale, completed in 2011

Phase II — $22.6 million contract to validate technology at 1 MWe scale

Pilot Design: 2012, Construction: 2013, Testing: Fall 2014

Advantages over competing technologies:

Lower cost and less parasitic energy

Pilot plant

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Regulatory and Economic Drivers to Reduce Gas Flaring

North Dakota Press Release, Bismarck, ND, October 16, 2013 “Today North Dakota mineral owners filed ten class action lawsuits in North Dakota state district court against oil companies operating in North Dakota’s Bakken oilfield, seeking damages for natural gas flared – or burnt off into the atmosphere – from oil wells in violation of state flaring laws.”

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Reducing Methane Emissions Mitigating Waste, Producing Value

In January 2014, 30% of gas produced, or 340 million cubic feet of gas, was flared per day in North Dakota

Bloomberg 4/7/14

Many wells don’t have the infrastructure required to get gas to market

We are exploring opportunities to process raw gas and create value.

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Questions & Answers

www.advancedemissionssolutions.com

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Refined Coal

www.advancedemissionssolutions.com

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

CLEAN COAL SOLUTIONS

Clean Coal Solutions, LLC

5251 DTC Parkway, Suite 825

Greenwood Village, CO

Key Dates

2004- The American Jobs Creation Act

creates IRC Section 45 tax credits

2005: Clean Coal Solutions (“CCS”) formed

2006-2009: Initial testing of RC concepts

Dec 2009: Two RC facilities “placed-in-service” before 12/31/2009 deadline

June 2010: CCS commences operations at first two RC facilities

December 2010: Congress extends “placed-in-service” deadline for new RC facilities to 12/31/11

2011: 26 additional RC facilities “placed-in-service”

June 2011: an affiliate of Goldman Sachs purchases a 15% stake in CCS for $60M

2012-2021: CCS focused on capturing the value of Section 45 tax credits clean coal

Goldman Sachs

15%

ADA-ES

42.5%

NexGen

42.5%

Clean Coal Solutions Ownership Structure

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

CLEAN COAL SOLUTIONS, LLC

Coal Environmental Technologies & Testing

www.adaes.com

Coal Services,

Business Structure/Finance

www.nexgen-group.com

Financial Expertise, Tax Credits

www.republic-financial.com

Monetization Experience

www.goldmansachs.com

© 2012-2014 Advanced Emissions Solutions, Inc. Advancing Cleaner Energy REPUBLIC FINANCIAL CORPORATION

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

CLEAN COAL SOLUTIONS, LLC

Board of Managers

Mike Durham- President &CEO of ADES

Mark McKinnies- SVP & CFO of ADES

Sharon Sjostrom-CTO of ADES

Randy Dietrich- CEO of Republic

Charles McNeil- CEO of NexGen

Nina French- Technology

Brian Humphrey- Gen. Counsel of NexGen

Officers

CEO-

George McClellan

President-

Ron Eller

CFO-

Brian Aratani

General Counsel –

Jim Zerefos

Business Development- Tom McCarthy

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

CLEAN COAL SOLUTIONS SERVICES, LLC

ADA-ES (50%)

NexGen (50%)

Chairman-

Ron Eller

President- Jerry Daseler

Operates RC Facilities

RC Facility #1

RC Facility #2, 3, 4…27

RC Facility #28

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

CYCLEAN™ TECHNOLOGY

Developed by ADA-ES in 2006 for use in cyclone boilers

Iron-based additive for PRB or lignite coal, limestone-based for bituminous coal, allows deeper staging and reduced NOx

Liquid additive reduces mercury emissions

Patented technology

Non-corrosive, low add-rates

Limited number of cyclone boilers

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

CCS CHEMICALS ARE ADDED DIRECTLY TO THE COAL ON THE CONVEYOR BELT

© 2012-2014 Advanced Emissions Solutions, Inc.

List of Large Cyclone Boilers

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

	Plant Name	Plant Operator	Boiler Type	Nameplate MWs	Approx. Nameplate Annual Tonnage (Mil)
1	Paradise	Tennessee Valley Authority	Cyclone firing	2,558	6.5
2	Powerton	Midwest Generation, LLC	Cyclone firing	1,622	6.5
3	Baldwin Energy Complex	Dynegy Midwest Generation Inc.	Cyclone firing	1,254	5.0
4	Kincaid Generation LLC	Energy Capital Partners	Cyclone firing	1,248	5.0
5	Milton R. Young Station	Minnkota Power Cooperative Inc.	Cyclone firing	727	5.0
6	New Madrid	Associated Electric Cooperative Inc.	Cyclone firing	1,200	4.8
7	Muskingum River	Ohio Power Company	Cyclone firing	1,089	4.4
8	Sioux	Union Electric Co. dba AmerenUE	Cyclone firing	1,066	4.3
9	Allen Steam Plant	Tennessee Valley Authority	Cyclone firing	990	4.0
10	Coffeen	Ameren Energy Generating Company	Cyclone firing	950	3.8
11	La Cygne	Kansas City Power & Light Company	Cyclone firing	893	3.6
12	Leland Olds	Basin Electric Power Cooperative	Cyclone firing	450	3.1
13	Kammer	Ohio Power Company	Cyclone firing	711	2.8
14	Tanners Creek	Indiana Michigan Power Company	Cyclone firing	580	2.3
15	Allen S King	Northern States Power Company	Cyclone firing	580	2.3
16	Bailly	Northern Indiana Public Service Company	Cyclone firing	528	2.1
17	Sibley	KCP&L - Greater Missouri Operations Company	Cyclone firing	525	2.1
18	Michigan City	Northern Indiana Public Service Company	Cyclone firing	495	2.0
19	Big Stone	Otter Tail Power Company	Cyclone firing	495	2.0
20	Thomas Hill	Associated Electric Cooperative Inc.	Cyclone firing	489	2.0
21	R.M. Schahfer	Northern Indiana Public Service Company	Cyclone firing	468	1.9
22	Merrimack Station	Public Service Company of New Hampshire	Cyclone firing	459	1.8
23	Coyote	Otter Tail Power Company	Cyclone firing	448	1.8
24	Charles P. Crane	Constellation Power Source Generation Inc.	Cyclone firing	405	1.6
25	Edgewater	Wisconsin Power and Light	Cyclone firing	385	1.5
26	State Line	State Line Energy, LLC	Cyclone firing	344	1.4
27	Will County	Midwest Generation, LLC	Cyclone firing	334	1.3
28	Joliet 9	Midwest Generation, LLC	Cyclone firing	326	1.3
29	Sheldon Station	Nebraska Public Power District	Cyclone firing	269	1.1
30	Niles Plant	Orion Power Midwest LP	Cyclone firing	264	1.1
31	Nelson Dewey	Wisconsin Power and Light	Cyclone firing	237	0.9

Note: Tonnage is calculated by the MW nameplate/coal btu value. Tons of coal burned varies from year to year depending on demand and plant operations
Note: Plant ownership may have changed

Source: ADES, EIA

© 2012-2014 Advanced Emissions Solutions, Inc.

-52-

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

M-45TM TECHNOLOGY- CIRCULATING FLUIDIZED BED (CFB) BOILERS

In March of 2011, ADA developed an idea for a new Refined Coal technology that could expand the market beyond Cyclone boilers to Circulating Fluidized Bed (CFB) boilers

Uses same mercury control chemical (M-ProveTM) as CyClean

Uses new NOx control chemical that can be added wet or dry

Successfully implemented M-45 technology

Full-scale demonstration in September 2011

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

M-45 DRY SYSTEM

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

M-45 WET SYSTEM

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

LIST OF LARGE CIRCULATING FLUIDIZED BED BOILERS

Plant Name Plant Operator Boiler Type Nameplate Approx. Nameplate

MWs Annual Tonnage (Mil)

1	Red Hills Generating Facility Choctaw Generation, LP Fluidized bed 500 4.5
2	AES Shady Point,LLC AES Shady Point, LLC Fluidized bed 1136 3.3
3	Sandow Station Luminant Generation Company, LLC Fluidized bed 565 3.6
4	Cedar Bay Generating Company L.P. US Operating Services Fluidized bed 840 2.5
5	Twin Oaks Power One Twin Oaks Fluidized bed 344 2.2
6	Virginia City Hybrid Energy Center Virginia Electric & Power Company Fluidized bed 668 2.0
7	H L Spurlock Station East KY Power Coop Fluidized bed 600 1.8
8	Seward RRI Energy Wholesale Generation, LLC Fluidized bed 585 1.6

9 AES Puerto Rico Cogeneration Facility AES Puerto Rico, L.P. Fluidized bed 510 1.5

Note: Tonnage is calculated by the MW nameplate/coal btu value. Tons of coal burned varies from year to year depending on demand and plant operations

Note: Plant ownership may have changed

Source: ADES, EIA

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

EXPAND TECHNOLOGY FOR PC BOILERS

CFB Boiler Market was limited in number and size of units

If we could expand the M-45 technology to work on Pulverized Coal boilers, we could greatly expand market potential

Had to find a way not to burn up NOx control chemical in PC boilers that operated at 2500 degrees F

Solution was mixing a proprietary 2nd chemical to original M-45 chemical (Patent Pending)

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

M-45-PC TM TECHNOLOGY DEVELOPMENT SCHEDULE

M-45 Developed (6/11-12/11)

M-45-PC Concept Development (5/12-12/12)

M-45-PC Full-Scale Testing (4/13-6/13)

1st M-45-PC Wet System in Operation (12/13)

1st M-45-PC Real-Time-Slurry in Operation (4/14)

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

M-45-PC–PULVERIZED COAL TECHNOLOGY FULL-SCALE BALANCE OF PLANT EVALUATIONS

Station 1

Unit 1: ESP

Unit 2: ESP

Unit 3: SCR-ESP

Station 2

Unit 1: FF

Station 3

Unit 1: ESP-WFGD

Station 4

Unit 1: SCR-ESP-WFGD

Station 5

Unit 1: MgOx-SCR-ESP-WFGD-ACI

Unit 2: MgOx-SCR-ESP-WFGD-ACI

Station 6

Unit 1: MgOx-ESP-ACI

Station 7

Unit 1: MgOx-FF-ACI

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

List of Large PC Boilers- PRB & Lignite

	Plant Name	Plant Operator	Nameplate MWs	Approx. Nameplate Annual Tonnage (Mil)	Primary Coal
1	Martin Lake	Luminant Generation Company, LLC	2,550	16	lignite
2	Scherer	Georgia Power Co	3,500	14	subbituminous
3	Joliet 29	Midwest Generation, LLC	3,340	13	subbituminous
4	Monroe Power Plant	Detroit Edison	3,255	13	subbituminous
5	Limestone	NRG Texas Power, LLC	1,803	12	lignite
6	Oak Grove	Oak Grove Management Company LLC	1,720	11	lignite
7	W. A. Parish	NRG Texas Power, LLC	2,653	11	subbituminous
8	Rockport	Indiana Michigan Power Company	2,640	11	subbituminous
9	Labadie	Union Electric Co. dba AmerenUE	2,519	10	subbituminous
10	Sherburne County (SHERCO)	Northern States Power Company	2,413	10	subbituminous
11	Jeffrey Energy Center	Westar Energy Inc.	2,359	9	subbituminous
12	Colstrip	PPL Montana, LLC	2,276	9	subbituminous
13	Jim Bridger Plant	PacifiCorp	2,246	9	subbituminous
14	Monticello	Luminant Generation Company, LLC	2,110	8	subbituminous
15	Big Brown	Luminant Generation Company, LLC	1,260	8	lignite
16	Coal Creek	Great River Energy	1,223	8	lignite
17	Big Cajun 2	Louisiana Generating, LLC	1,840	7	subbituminous
18	Laramie River Station	Basin Electric Power Cooperative	1,817	7	subbituminous
19	Springerville	Tucson Electric Power Company	1,757	7	subbituminous
20	Walter Scott Jr. Energy Center	MidAmerican Energy Company	1,754	7	subbituminous
21	White Bluff	Entergy Arkansas Inc.	1,734	7	subbituminous
22	Independence	Entergy Arkansas Inc.	1,732	7	subbituminous
23	Fayette Power Project	Lower Colorado River Authority	1,714	7	subbituminous
24	Welsh	Southwestern Electric Power Company	1,674	7	subbituminous
25	Comanche	Public Service Company of Colorado	1,563	6	subbituminous
26	J.H. Campbell	Consumers Energy Co.	1,517	6	subbituminous
27	Johnsonville	Tennessee Valley Authority	1,485	6	subbituminous
28	Gerald Gentleman	Nebraska Public Power District	1,465	6	subbituminous
29	St Clair Power Plant	Detroit Edison	1,451	6	subbituminous
30	Antelope Valley Station	Basin Electric Power Cooperative	900	6	lignite

Note: Tonnage is calculated by the MW nameplate/coal btu value. Tons of coal burned varies from year to year depending on demand and plant operations
Note: Plant ownership may have changed

Source: ADES, EIA

© 2012-2014 Advanced Emissions Solutions, Inc.
-60-

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

M-45-PC Wet System

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

CHALLENGES OF M-45-PC REAL-TIME-SLURRY SYSTEM

Dry systems designed for single dry NOx chemical

Need to have dual chemical slurry technology

Operate one system before installing others

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Application on Bituminous Coal

- Must reduce mercury by 40%
- Chemical was designed for mercury control on Western coals
- 1st success in 2013 on a Cyclone boiler
- Successful application on PC boilers

	Plant Name	Plant Operator	Nameplate MWs	Approx. Nameplate Annual Tonnage (Mil)	Primary Coal
1	Roxboro Steam Electric Plant	Progress Energy Carolinas Inc.	4,060	12	bituminous
2	Bowen	Georgia Power Co	3,361	10	bituminous
3	Gibson	Duke Energy Indiana Inc.	3,305	10	bituminous
4	John E. Amos	Appalachian Power Company	2,933	9	bituminous
5	Bruce Mansfield	First Energy Generation Corp.	2,690	8	bituminous
6	General James M. Gavin	Ohio Power Company	2,640	8	bituminous
7	Cumberland	Tennessee Valley Authority	2,600	8	bituminous
8	J M Stuart	Dayton Power & Light Co	2,492	7	bituminous
9	Cross	South Carolina Public Service Authority	2,455	7	bituminous
10	Crystal River Power Plant	Progress Energy Florida, Inc.	2,451	7	bituminous
11	Belews Creek Steam Station	Duke Energy Carolinas, LLC	2,369	7	bituminous
12	W. H. Sammis	First Energy Generation Corp.	2,348	7	bituminous
13	Marshall	Duke Energy Carolinas, LLC	2,200	6	bituminous
14	Harrison Power Station	First Energy Generation Corp.	2,092	6	bituminous
15	Ghent	Kentucky Utilities Co.	2,080	6	bituminous
16	Homer City Station	EME Homer City Generation L.P.	1,990	6	bituminous
17	Widows Creek	Tennessee Valley Authority	1,969	6	bituminous
18	E. C. Gaston	Alabama Power Company	1,964	6	bituminous
19	Intermountain Power Project	Los Angeles Department of Water & Power	1,900	6	bituminous
20	Conesville	Columbus Southern Power Company	1,894	6	bituminous

Note: Tonnage is calculated by the MW nameplate/coal btu value. Typical tons burned per year likely lower
Note: Plant ownership may have changed

Source: ADES, EIA

© 2012-2014 Advanced Emissions Solutions, Inc.
-63-

Advanced Emissions Solutions, Inc. NASDAQ:ADES MULTIPLE COAL BELT ARRANGEMENT

Coal Belt

Coal Pile

Coal Belt

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

SINGLE COAL BELT ARRANGEMENT

Coal Pile

Coal Belt

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

TYPICAL STEPS TO FULL-TIME OPERATIONS

Initiate discussion with utility

Sign Non-Disclosure Agreement

Begin discussions with utility (senior leadership, legal, financial, environmental, plant managers, coal suppliers, ash brokers, etc.)

Get go-ahead from the utility (this is different from signed agreements)

Get construction permit and long-term operating permits

Public Service Commission approval

Engineering/design work for long-term installation

Purchase long-lead time items

Site access agreements

Complete and sign operating agreements (can be up to six different agreements)

Site preparation (has involved moving structures, underground pipes, etc.)

On site construction and installation (concrete pads, support buildings, etc.)

Chemical supply agreements

Hire and train local operators

Then begin full-time operations

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

CHALLENGES

Bankruptcies by power companies

Change of ownership of power plants

Long decision time frames from customers

Extreme weather

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Refined Coal: Benefits for all Parties

CCS Leasing Model

clean coal

ADA-ES owns 42.5% of CCS (~$1.35/ton)

CCS receives $3.00 to $4.00/ton in rental income

Pays ~$1.00 /ton to utility

3rd party investor

Pays ~$2.00/ton for operating expenses



Utility gets emission reductions

3rd party investor leases RC facility and receives ~$8.50/ton in tax benefits (assuming a 35% tax rate)

© 2012-2014 Advanced Emissions Solutions, Inc.
-68-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Refined Coal: CCS-Operated Facilities

CCS-Operated Model

ADA-ES

ADA-ES receives 42.5% of tax benefits, or ~$3.20/ton

ADA-ES shares 42.5% of expenses, or ~$1.35/ton



Utility gets emission reductions

May pay up to ~$1.00/ton to utility

clean coal

Pays ~$2.00/ton for operating expenses

CCS receives ~$7.50/ton in tax benefits

© 2012-2014 Advanced Emissions Solutions, Inc.
-69-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

REFINED COAL: *FINANCIAL IMPACT OF GAAP REPORTING*

Status / Financial Impact

RC facility not in full-time operation



- CCS incurs no operating costs for the RC facility
- CCS generates no value

Typical RC facility producing 4MT/Y	Quarterly ($M)	Annually ($M)
Cash Spent	$ --	$ --
Cash Received	$ --	$ --
Tax Benefits Generated	$ --	$ --

RC facility operated by CCS



- CCS spends ~$3/ton to operate RC facility
- CCS generates ~$7.50/ton in tax benefits for its members

Typical RC facility producing 4MT/Y	Quarterly ($M)	Annually ($M)
Cash Spent	$3.0	$12.0
Cash Received	$ --	$ --
Tax Benefits Generated*	~$7.50	~$30.0

RC facility leased/sold to RC investor



- CCS incurs no operating costs for the RC facility
- CCS receives ~$3-$4/ton in rental income from RC investor

Typical RC facility producing 4MT/Y	Quarterly ($M)	Annually ($M)
Cash Spent	$ --	$ --
Cash Received	$3.5	$14.0
Tax Benefits Generated	$ --	$ --

* ADA's 42.5% share of tax credits included in net deferred tax assets, which are offset by a valuation allowance as discussed in the footnotes to the financial statements

© 2012-2014 Advanced Emissions Solutions, Inc.
-70-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Outlook for 28 RC Facilities

- All 28 RC facilities are expected to be in full-time operation by year end 2014
  - Expect approximately 15% of capacity to be CCS-operated to generate tax benefits sufficient to offset expected tax liability


Full-Time Operations Road Map
RC facilities in full-time operation
~12 MT/yr
5 RC facilities CCS-operated*
~29 MT/yr
9 RC facilities leased/sold
RC facilities in progress to full-time operation
RC facilities with currently committed locations
RC facilities in discussions for final location with more than 20 potential power plants
100+ MT/yr
28 RC facilities in full-time operation
May 2014
12/31/14
2015 → 2021

* Includes one RC facility where operations were suspended in late-February while final permitting is completed

© 2012-2014 Advanced Emissions Solutions, Inc.
-71-

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

RC FACILITIES IN PROGRESS TO FULL-TIME OPERATION

RC facilities with known locations

RC facilities where operating contracts are complete and the permanent installation is in its final stages

RC facilities where permanent installation work is underway at the power plant

RC facilities where permanent installation work is scheduled to begin in the coming months

RC facilities in discussions for final location

CCS is in ongoing discussions with multiple utilities who collectively own more than 20 power plants, which on average burn more than 5MT/yr each

Some of these utilities currently have CCS RC facilities in full-time operation at other of their coal plants

© 2013 ADA-ES, Inc. Confidential and Proprietary Information

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Questions & Answers

www.advancedemissionssolutions.com

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

CONTACTS

Graham Mattison

Vice President, Investor Relations

(720) 889-6206

graham.mattison@adaes.com

Michael D. Durham, Ph.D., MBA

President & CEO

Mark H. McKinnies

SVP & CFO

© 2012-2014 Advanced Emissions Solutions, Inc.